Investor Presentation Bret Scholtes Executive Vice President and Chief Financial Officer January 10, 2011 Exhibit 99.1

Forward Looking Statements

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Although the Company
believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.
Important factors that could cause actual results to differ materially from those included in the forward looking statements include:  (1) the Company’s ability to meet its raw material requirements through its annual menhaden harvest, which is subject to fluctuations due to natural conditions over which the Company has no control, such as varying fish population, fish oil yields, adverse weather conditions, oil spill impacts and disease; (2) the impact of worldwide supply and demand relationships on prices for the Company’s products;
(4) fluctuations in the Company’s quarterly operating  results due to the seasonality of the Company’s business and its deferral of inventory sales based on worldwide prices for competing products.  These and other factors are described in further detail in
Omega Protein’s filings with the Securities and Exchange Commission, including its 2009 Annual Report on Form 10K under the headings, “Management’s Discussion and Analysis of Financial Condition” and “Risk Factors.” Omega Protein cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and Omega
Protein undertakes no obligation to update this information.  Omega Protein urges you to carefully review and consider the disclosures made in this presentation and its filings with the Securities and Exchange  Commission that attempt to advise interested parties of the risks and factors that may affect its business.  Some of the information presented is derived from third-
party sources and, while the Company believes the data to be reliable, the Company has made no independent investigation of these third-party sources or attempted to verify the veracity of the third-party data in any way.
(3) Omega Protein’s expectations regarding demand for OmegaPure
®
proving to be incorrect; and

Omega Protein Corporation
(NYSE:OME)

•
Founded in 1913
•
Leading producer of omega-3 fish oil,
specialty fish meal, and other nutrition
ingredients
•
Serves the human, animal and plant
nutrition markets
•
Strategically positioned to capitalize on
long-term growth opportunities
•
Vertically integrated, highly efficient
operation
•
Investing in research and development
to expand market position
•
Blue chip customer base
•
Global distribution network
•
Strong balance sheet

$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
1/3/2000
1/3/2001
1/3/2002
1/3/2003
1/3/2004
1/3/2005
1/3/2006
1/3/2007
1/3/2008
1/3/2009
1/3/2010
1/3/2011

OMEGA PROTEIN®

OME Historical Timeline 4 Hurricanes impact all 3 Gulf plants Zapata owns ~58% of OME until Nov 2006 OME pays off balance of bank loan OME levers up to purchase Zapata shares

Omega Protein Business Model
Omega Protein Corporation
Human Nutrition
Ingredients
Animal Nutrition
Ingredients
Plant Nutrition
Ingredients
Nutraceuticals
Functional Foods
Aquaculture Feed
Pet Food
Livestock Feed
Organic
Fruits and Vegetables

Reedville, VA
St. Louis, MO
Abbeville, LA
Moss Point, MS
Avondale, LA
Houston, TX
Cameron, LA
Headquarters
Processing Plants
Warehouses
Fishing Zones

OMEGA PROTEIN

Vertically Integrated Business
•
Harvest from a sustainable fishery
•
Over 1,000 employees
•
35 fishing vessels and 35 spotter planes
•
Four meal and oil processing plants and
dedicated fish oil refinery

Million U.S. Dollar
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
12%
10%
8%
6%
4%
2%
0%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Sales $M
Growth

CYVEX
NUTRITION

OmegaPure.

SMART BALANCE
Fat Free Milk

GRANOLA FLATS
Almond Crunch

OMEGA PROTEIN

Human Nutrition
Nutraceutical  Ingredients
Global Nutrition Industry
Source: Nutrition Business Journal; March 2010
•
Diverse product set of
nutritional ingredients
•
Supply the dietary supplement
and functional food markets
•
Support good health and well-
being (i.e. cardiovascular
health, cognitive function and
anti-aging)

Million U.S. Dollar
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,856
$2,898
2007
2009

2009, $1,000
1995, $40
$1,000
$800
$600
$400
$200
$-
1995
1997
1999
2001
2003
2005
2007
2009

OMEGA PROTEIN

Omega-3 Ingredient Market
Source: Frost & Sullivan

End Use Applications of EPA and DHA Oils (Metric Tons)
Global Omega-3 Dietary Supplement Sales
•
The dietary supplement industry
is the largest market segment
for omega-3 ingredients.
•
The omega-3 supplement
industry has grown rapidly for
the past 15 years.
•
Globally, 49,671 metric tons and
$2.8 billion in sales
U.S. Omega-3 Dietary Supplement Sales
Supplements
49,671
Functional
Foods
19,090
Infant/Clinical
4,531
Animal
Feed
5,243
Pharma
1,970

•
Founded in 1984
•
Located in Irvine, California
•
Selling focus: health and well-being
•
Strong customer relationships in the
dietary supplements industry
•
Focused on high-value, higher margin
products
•
2010 sales ~ $12M
•
Provides established distribution network
for omega-3

Cyvex Acquisition
Background
Transaction Rationale
•
Increase presence in human nutrition
•
Access to the top supplement
retailers
•
Existing line of non-marine products
•
Combination fits with shifting
customer demand
•
B2B ingredient supplier

Poultry
2%
Industrial
1%
Dairy
7%
Swine
30%
Aqua
41%
Pet
19%

Pet
16%
Blender
6%
Industrial
2%
Beef
15%
Aqua
61%

Animal Nutrition
2009 End Usage of OME Fish Meal
2009 End Usage of OME Fish Oil
Market Segments
•
Aquaculture
•
Companion Animals
•
Swine
•
Dairy
•
Beef
•
Poultry/Layers
Feed Ingredients
•
Fish meal
High-quality protein source with superior
amino acid profile and omega-3
•
Fish oil
Contains 35% omega-3 fatty acids with a
balanced concentration of EPA and DHA
Higher Value
Lower Value

Thousand Metric Tons
8,000
7,000
6,000
5,000
4,000
3,000
1994
1996
1998
2000
2002
2004
2006
2008

$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Jan
May
Sep
2004
2005
2006
2007
2008
2009
2010

Thousand Metric Tons
1,600
1,500
1,400
1,300
1,200
1,100
1,000
900
800
700
600
1994
1996
1998
2000
2002
2004
2006
2008

$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Jan
May
Sep
2004
2005
2006
2007
2008
2009
2010

World Supply/Demand Imbalance Global Fish Meal Production Global Fish Oil Production Source: IFFO, 2010 Average Fish Meal Prices (FOB from Peru ) Average Fish Oil Prices (FOB from Netherlands)

Plant Nutrition
Nutritive Products
•
OmegaGrow
Organic fertilizer produces healthier, faster
growing plants
•
OmegaGrow Plus
Provides the same benefits as OmegaGrow
®
but with 25% oil to enhance plant health and
fortification
•
Seacide
Currently in process of bio-pesticide registration
(market ~$594 million)
®
®
®

SMART BALANCE

Nestlé PURINA
Unleash Your Potential

Cargill

Good For Life
IAMS

LAND O LAKES FEED

CKF
C.K. FOODS INC.

ACCESS BUSINESS GROUP

HUBBARD

ADM

RIDLEY FEED INGREDIENTS

nutramax LABORATORIES, INC.
QUALITY BY DESIGN · PRODUCTS FOR LIFE

Shaklee

Pfizer

Nature's Value Inc.

CINDY'S KITCHEN ALL NATURAL

LINNEA
QUALITY ASSURED

Hill's SCIENCE DIET
VETERINARIAN RECOMMENDED

EWOS

BioMar

NBTY INC.

vitacost.com

SKRETTING

OMEGA PROTEIN

Strong Customer Relationships 13

Research and Development
• The OmegaPure Technology and Innovation Center (OPTIC)
for research and development of new and innovative ways to
formulate omega-3 fatty acids and protein.
• Staff of scientists and food technologists:
• Partner with food manufacturers to create successful
formulations
• Oil refinery pilot plant
•
Certified by the American Oil Chemists Society for analysis of marine oils and AOCS/GOED analysis for EPA and DHA.
Resources
• Analytical Laboratory
• Delivery Systems Laboratory
• Professional Kitchen
• Bakery
• Dairy and Beverages Lab
• Oil Refinery Pilot Plant

CLEMSON
UNIVERSITY

THE UNIVERSITY OF TEXAS
MD Anderson
~~Cancer~~ Center
Making Cancer History

UF | UNIVERSITY of FLORIDA
The Foundation for The Gator Nation

CORNELL UNIVERSITY
FOUNDED A.D. 1865

MISSOURI

PURDUE
UNIVERSITY

K-STATE
Kansas State University

UK

LSU

A T M

Colorado State University

1872
VirginiaTech
Invent the Future

AUBURN
UNIVERSITY

UCDAVIS
UNIVERSITY OF CALIFORNIA

OMEGA PROTEIN

Research and Development Alliances Source: OME internal analysis 15

CANADA
UNITED
RUSSIA
KAZAKHSTAN
MONGOLIA
NORTH
ATLANTIC
OCEAN
ALGERIA
LIBYA
EGYPT
IRAN
INDIA
MALI
NIGER
CHAD
SUDAN
ETHIOPIA
SOMALIA
DEMOCRATIC
REPUBLIC
OF THE CONGO
TANZANIA
ANGOLA
SOUTH
AFRICA
BRAZIL
PERU
BOLIVIA
COLOMBIA
VENEZUELA
CHILE
ARGENTINA
SOUTH
ATLANTIC
OCEAN
INDIAN
OCEAN
AUSTRALIA
Greenland
French Southern and Antarctic Lands

OMEGA PROTEIN

Global Distribution Network 16

Growth Strategy
Focus on Nutritional
Products and Applications
Products
Expand
Nutritional
Product Line
Develop
higher margin
applications
Seek obligate
users to
maximize
margins
Stable Growth
Markets

18 Key Initiatives in 2011 • Continue to drive operational efficiency • Expand the number of obligate users • Develop higher margin applications • Develop or acquire additional product lines

Financials 19

$200
$150
$100
$50
$0
$140
$157
$177
$165
$125
2006
2007
2008
2009
Through Q3 2010

$60
$40
$20
$0
30%
20%
10%
0%
17%
22%
24%
5%
24%
$23
$35
$43
$8
$30
2006
2007
2008
2009
Through Q3 2010
Gross Profit
Profit %

$60
$40
$20
$0
30%
20%
10%
0%
15%
26%
21%
6%
23%
$21
$41
$36
$9
$29
2006
2007
2008
2009
Through 3Q 2010
EBITDA
EBITDA Margin

$0.90
$0.60
$0.30
$0.00
-$0.30
-$0.60
$0.18
$0.70
$0.68
-$0.33
$0.53
2006
2007
2008
2009
Through 3Q 2010

Financial Performance
Gross Margin 2006-2010 (Million U.S. Dollar)
Revenue 2006-2010 (Million U.S. Dollar)

EBITDA 2006-2010 (Million U.S. Dollar)
Diluted Earnings Per Share 2006-2010
(Million U.S. Dollar)

Summary
•
Leading producer of omega-3 fish oil, specialty fishmeal, and other nutrition ingredients
•
Broad product offering targeting multiple end-markets
•
Vertically integrated, highly efficient operation
•
Strategically positioned to capitalize on long-term growth
opportunities
•
Investing in research and development to expand market position
•
Blue chip customer base focused on human, animal and plant
nutrition
•
Global distribution network
•
Strong balance sheet